                                                                    EXHIBIT 10.1


                      FOURTH AMENDMENT TO CREDIT AGREEMENT

         ENTERED INTO by and between CHILDREN'S COMPREHENSIVE SERVICES, INC., a Tennessee corporation (the "Borrower"), SUNTRUST BANK, successor-in-interest to SunTrust Bank, Nashville, N.A. in its capacity as agent for the Lenders ("Agent"), SUNTRUST BANK, successor-in-interest to SunTrust Bank, Nashville, N.A. ("STB"), and FIRST AMERICAN NATIONAL BANK ("FANB") (STB and FANB shall be referred to herein as "Lenders"), as of this 15th day of January, 2000.

                                    RECITALS:

         1. The Borrower, the Lenders, and the Agent entered into a Credit Agreement dated as of December 1, 1998, as amended by a First Amendment to Credit Agreement dated as of December 31, 1998, a Second Amendment to Credit Agreement dated April 20, 1999, and a Third Amendment to Credit Agreement dated September 27, 1999 (the "Credit Agreement").

         2. The Borrower, the Lenders, and the Agent desire to amend the Credit Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         1. Section 8.10 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

                  Section 8.10. Management Group.

                        If any event occurs that removes from the active
                  management of Borrower one of the following persons:
                  William J. Ballard, Amy S. Harrison, or Donald B.
                  Whitfield.

         2.       The Credit Agreement is not amended in any other respect.

         3. The Borrower reaffirms its obligations as set forth in the Credit Agreement, as amended hereby, and the Borrower agrees that its obligations thereunder are valid and binding, enforceable in accordance with its terms, subject to no defense, counterclaim, or objection.

          ENTERED INTO as of the date first above written.

                   BORROWER:

                   CHILDREN'S COMPREHENSIVE
                   SERVICES, INC.

                   By: Donald B. Whitfield
                       ------------------------------------------------------

                   Title:  Vice President - Finance / Chief Financial Officer
                           --------------------------------------------------

                   AGENT:

                   SUNTRUST BANK, Agent

                   By: Mark D. Mattson
                       ------------------------------------------------------

                   Title:   Director
                           --------------------------------------------------


                   LENDERS:

                   SUNTRUST BANK

                   By:  Mark D. Mattson
                       ------------------------------------------------------

                   Title:   Director
                           --------------------------------------------------

                   FIRST AMERICAN NATIONAL BANK

                   By:  Allison H. Jones
                       ------------------------------------------------------

                   Title:   SVP
                           --------------------------------------------------




                                       2